Exhibit 99.1

Infinera Corporation Reports Second Quarter 2014 Financial Results

Sunnyvale, Calif., - July 23, 2014 - Infinera Corporation (NASDAQ: INFN), provider of Intelligent Transport Networks, today released financial results for the second quarter of 2014 ended June 28, 2014.

GAAP revenue for the quarter was $165.4 million compared to $142.8 million in the first quarter of 2014 and $138.4 million in the second quarter of 2013.

GAAP gross margin for the quarter was 42.5% compared to 40.9% in the first quarter of 2014 and 37.3% in the second quarter of 2013.

GAAP net income for the quarter was $4.8 million, or $0.04 per diluted share, compared to net loss of $(4.4) million, or $(0.04) per share, in the first quarter of 2014, and a net loss of $(10.0) million, or $(0.09) per share, in the second quarter of 2013.

Non-GAAP gross margin for the quarter was 43.3% compared to 41.8% in the first quarter of 2014 and 38.9% in the second quarter of 2013.

Non-GAAP net income for the quarter was $13.5 million, or $0.11 per diluted share, compared to net income of $4.2 million, or $0.03 per diluted share in the first quarter of 2014, and net loss of $(1.2) million, or $(0.01) per share, in the second quarter of 2013.

These non-GAAP measures exclude non-cash stock-based compensation expenses and the amortization of debt discount on Infinera’s convertible senior notes. A further explanation of the use of non-GAAP financial information and a reconciliation of the non-GAAP financial measures to the GAAP equivalents can be found at the end of this release.

Management Commentary:

"We continued the strong momentum from our solid first quarter results delivering record quarterly revenue, an expanded gross margin and significant earnings growth in the second quarter. We had record 100G port shipments as we experienced excellent DTN-X deployments across a broad base of customer verticals. We were pleased to add four new invoiced DTN-X customers this quarter, including a new customer to Infinera, allowing us to further capitalize on the 100G technology cycle with this new footprint" said Tom Fallon, Infinera’s Chief Executive Officer. "We see video and cloud driving bandwidth growth across our markets as well as Internet Content Providers building significant amounts of new capacity. Our technological innovation and proven operating excellence supports continued growth in the long haul market as we enter the second half of the year and positions us well as we begin the process of expanding into new adjacent high capacity transport markets.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its second quarter of 2014 results and its outlook for the third quarter of 2014 today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the Investor Relations’ section of Infinera’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-866-423-4837. International parties can access the replay at 1-203-369-0849.

Contacts:
Media and Analysts: Anna Vue	Investors: Bob Jones
Tel. +1 (916) 595-8157	Tel. +1 (408) 543-8140
avue@infinera.com	bjones@infinera.com

About Infinera

Infinera provides Intelligent Transport Networks to help carriers exploit the increasing demand for cloud-based services and data center connectivity as they advance into the Terabit Era. Infinera is unique in its use of breakthrough semiconductor technology to deliver large scale Photonic Integrated Circuit (PICs) and the application of PICs to vertically integrated optical networking solutions that deliver the industry’s only commercially available 500 Gb/s FlexCoherent super-channels. Infinera Intelligent Transport Network solutions include the DTN-X, DTN and ATN platforms. Find more at www.infinera.com.

Forward-Looking Statements

This press release contains certain forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties. These statements are based on information available to Infinera as of the date hereof and actual results could differ materially from those stated or implied due to risks and uncertainties. Forward-looking statements include statements regarding Infinera’s expectations, beliefs, intentions or strategies including statements regarding Infinera’s expectations for continued bandwidth growth across Infinera’s markets as well as Internet Content Providers building significant amounts of new capacity; Infinera’s ability to support continued growth; and Infinera’s ability to expand into new adjacent high capacity transport markets. Such forward-looking statements can be identified by forward-looking words such as "anticipated," "believed," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include aggressive business tactics by Infinera’s competitors; delays in the development and introduction of Infinera’s products and market acceptance of these products; the effect of changes in product pricing or mix, and/or increases in component costs could have on Infinera’s gross margin; Infinera’s reliance on single-source suppliers; Infinera’s ability to protect Infinera’s intellectual property; claims by others that Infinera infringes their intellectual property; war, terrorism, public health issues, natural disasters, and other circumstances that could disrupt supply, delivery, or demand of products; Infinera’s ability to respond to rapid technological changes; and other risks detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in its Quarterly Report on Form 10-Q for the quarter ended March 29, 2014 and filed with the SEC on April 30, 2014, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and amortization of debt discount on Infinera’s convertible senior notes. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” Infinera anticipates disclosing forward-looking non-GAAP information in its conference call to discuss its second quarter results, including an estimate of non-GAAP earnings for the third quarter of 2014 that excludes non-cash stock-based compensation expenses and amortization of debt discount on Infinera’s convertible senior notes.

A copy of this press release can be found on the Investor Relations’ page of Infinera’s website at www.infinera.com.

Infinera and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation
GAAP Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Revenue:
Product	$142,364	$120,647	$266,606	$228,990
Services	23,035	17,738	41,608	34,020
Total revenue	165,399	138,385	308,214	263,010
Cost of revenue:
Cost of product	85,906	80,198	164,344	155,645
Cost of services	9,240	6,533	15,211	13,009
Total cost of revenue	95,146	86,731	179,555	168,654
Gross profit	70,253	51,654	128,659	94,356
Operating expenses:
Research and development	31,738	31,681	61,084	61,407
Sales and marketing	18,082	17,155	35,944	35,201
General and administrative	12,381	11,426	24,635	21,298
Total operating expenses	62,201	60,262	121,663	117,906
Income (loss) from operations	8,052	(8,608)	6,996	(23,550)
Other income (expense), net:
Interest income	337	207	673	404
Interest expense	(2,728)	(849)	(5,405)	(849)
Other gain (loss), net	(264)	(158)	(993)	(361)
Total other income (expense), net	(2,655)	(800)	(5,725)	(806)
Income (loss) before income taxes	5,397	(9,408)	1,271	(24,356)
Provision for income taxes	617	601	865	932
Net income (loss)	$4,780	$(10,009)	$406	$(25,288)
Net income (loss) per common share
Basic	$0.04	$(0.09)	$0.00	$(0.22)
Diluted	$0.04	$(0.09)	$0.00	$(0.22)
Weighted average shares used in computing net income (loss) per common share
Basic	123,128	116,911	122,240	115,609
Diluted	126,758	116,911	126,112	115,609

Infinera Corporation
GAAP to Non-GAAP Reconciliations
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 28, 2014	March 29, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Reconciliation of Gross Profit:
U.S. GAAP as reported	$70,253	$58,406	$51,654	$128,659	$94,356
Stock-based compensation(1)	1,360	1,284	2,164	2,644	4,252
Non-GAAP as adjusted	$71,613	$59,690	$53,818	$131,303	$98,608
Reconciliation of Gross Margin:
U.S. GAAP as reported	42.5%	40.9%	37.3%	41.7%	35.9%
Stock-based compensation(1)	0.8%	0.9%	1.6%	0.9%	1.6%
Non-GAAP as adjusted	43.3%	41.8%	38.9%	42.6%	37.5%
Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$8,052	$(1,056)	$(8,608)	$6,996	$(23,550)
Stock-based compensation(1)	6,804	6,672	8,184	13,476	16,159
Non-GAAP as adjusted	$14,856	$5,616	$(424)	$20,472	$(7,391)
Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$4,780	$(4,374)	$(10,009)	$406	$(25,288)
Stock-based compensation(1)	6,804	6,672	8,184	13,476	16,159
Amortization of debt discount(2)	1,908	1,860	580	3,768	580
Non-GAAP as adjusted	$13,492	$4,158	$(1,245)	$17,650	$(8,549)
Net Income (Loss) per Common Share - Basic:
U.S. GAAP as reported	$0.04	$(0.04)	$(0.09)	$0.00	$(0.22)
Non-GAAP as adjusted	$0.11	$0.03	$(0.01)	$0.14	$(0.07)
Net Income (Loss) per Common Share - Diluted:
U.S. GAAP as reported	$0.04	$(0.04)	$(0.09)	$0.00	$(0.22)
Non-GAAP as adjusted(3)	$0.11	$0.03	$(0.01)	$0.14	$(0.07)
Weighted average shares used in computing net income (loss) per common share - U.S . GAAP:
Basic	123,128	121,352	116,911	122,240	115,609
Diluted	126,758	121,352	116,911	126,112	115,609
Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	123,128	121,352	116,911	122,240	115,609
Diluted(3)	126,758	125,435	121,254	126,112	119,428

_____________________________

(1)
Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation – Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees (in thousands):

	Three Months Ended			Six Months Ended
	June 28, 2014	March 29, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Cost of revenue	$477	$452	$474	$929	$960
Research and development	2,080	2,138	2,622	4,218	5,741
Sales and marketing	1,815	1,720	1,807	3,535	3,806
General and administration	1,549	1,530	1,591	3,079	2,360
	5,921	5,840	6,494	11,761	12,867
Cost of revenue - amortization from balance sheet*	883	832	1,690	1,715	3,292
Total stock-based compensation expense	$6,804	$6,672	$8,184	$13,476	$16,159

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(2)
Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, for GAAP purposes, Infinera is required to amortize as a debt discount an amount equal to the fair value of the conversion option that was recorded in equity as interest expense on its $150 million 1.75% convertible debt issuance in May 2013 over the term of the notes. These amounts have been adjusted in arriving at Infinera's non-GAAP results because management believes that this non-cash expense is not indicative of ongoing operating performance and provides a better indication of Infinera's underlying business performance.

(3)	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation
Condensed Consolidated Balance Sheets
(In thousands, except par values)
(Unaudited)

	June 28, 2014	December 28, 2013
ASSETS
Current assets:
Cash and cash equivalents	$83,307	$124,330
Short-term investments	230,694	172,660
Accounts receivable, net of allowance for doubtful accounts of $41 in 2014 and $43 in 2013	120,686	100,643
Inventory	130,853	123,685
Prepaid expenses and other current assets	20,167	17,752
Total current assets	585,707	539,070
Property, plant and equipment, net	76,886	79,668
Long-term investments	37,086	64,419
Cost-method investment	9,000	9,000
Long-term restricted cash	4,404	3,904
Other non-current assets	5,571	4,865
Total assets	$718,654	$700,926
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$33,162	$39,843
Accrued expenses	22,546	22,431
Accrued compensation and related benefits	28,742	33,899
Accrued warranty	13,860	12,374
Deferred revenue	29,657	32,402
Total current liabilities	127,967	140,949
Long-term debt, net	112,932	109,164
Accrued warranty, non-current	14,088	10,534
Deferred revenue, non-current	6,187	4,888
Other long-term liabilities	18,173	17,581
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares - 500,000 as of June 28, 2014 and December 28, 2013
Issued and outstanding shares - 123,615 as of June 28, 2014 and 119,887 as of December 28, 2013	124	120
Additional paid-in capital	1,046,375	1,025,661
Accumulated other comprehensive loss	(3,113)	(3,486)
Accumulated deficit	(604,079)	(604,485)
Total stockholders’ equity	439,307	417,810
Total liabilities and stockholders’ equity	$718,654	$700,926

Infinera Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 28, 2014	June 29, 2013
Cash Flows from Operating Activities:
Net income (loss)	$406	$(25,288)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	12,813	12,621
(Recovery of) provision for other receivables	—	(88)
Provision for doubtful accounts	—	40
Amortization of debt discount and issuance costs	4,092	630
Amortization of premium on investments	1,747	450
Stock-based compensation expense	13,476	16,159
Other gain	(22)	(243)
Changes in assets and liabilities:
Accounts receivable	(20,043)	10,332
Inventory	(8,107)	791
Prepaid expenses and other assets	(3,389)	(2,238)
Accounts payable	(6,428)	(23,980)
Accrued liabilities and other expenses	(3,318)	(220)
Deferred revenue	(1,448)	4,440
Accrued warranty	5,040	3,219
Net cash used in operating activities	(5,181)	(3,375)
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(158,496)	(130,828)
Proceeds from sale of available-for-sale investments	9,824	2,850
Proceeds from maturities and calls of investments	116,290	62,647
Purchase of property and equipment	(9,985)	(9,431)
Change in restricted cash	(491)	(6)
Net cash used in investing activities	(42,858)	(74,768)
Cash Flows from Financing Activities:
Proceeds from issuance of debt, net	—	144,469
Proceeds from issuance of common stock	8,401	12,496
Minimum tax withholding paid on behalf of employees for net share settlement	(1,619)	(1,499)
Net cash provided by financing activities	6,782	155,466
Effect of exchange rate changes on cash	234	(778)
Net change in cash and cash equivalents	(41,023)	76,545
Cash and cash equivalents at beginning of period	124,330	104,666
Cash and cash equivalents at end of period	$83,307	$181,211
Supplemental disclosures of cash flow information:
Cash paid for income taxes, net of refunds	$482	$1,148
Cash paid for interest	$1,313	$—
Supplemental schedule of non-cash financing activities:
Transfer of inventory to fixed assets	$978	$4,684

Infinera Corporation
Supplemental Financial Information
(Unaudited)

	Q3'12	Q4’12	Q1'13	Q2’13	Q3'13	Q4'13	Q1'14	Q2'14
Revenue ($ Mil)	$112.2	$128.1	$124.6	$138.4	$142.0	$139.1	$142.8	$165.4
Gross Margin % (1)	39.1%	35.9%	35.9%	38.9%	49.2%	41.4%	41.8%	43.3%
Revenue Composition:
Domestic %	70%	63%	63%	64%	73%	54%	78%	82%
International %	30%	37%	37%	36%	27%	46%	22%	18%
Customers >10% of Revenue	1	1	1	—	3	1	2	2
Cash Related Information:
Cash from (Used in) Operations ($ Mil)	$(29.3)	$8.3	$(21.3)	$17.9	$12.8	$25.8	$(15.4)	$10.3
Capital Expenditures ($ Mil)	$2.5	$3.2	$4.9	$4.5	$4.2	$7.5	$5.6	$4.4
Depreciation & Amortization ($ Mil)	$6.1	$6.4	$6.3	$6.3	$5.9	$6.0	$6.3	$6.5
DSO’s	74	76	82	64	56	66	68	66
Inventory Metrics:
Raw Materials ($ Mil)	$12.4	$13.0	$12.2	$9.8	$12.1	$14.3	$13.2	$11.2
Work in Process ($ Mil)	$59.8	$57.3	$53.1	$41.0	$45.7	$49.2	$47.8	$40.6
Finished Goods ($ Mil)	$46.3	$57.5	$65.7	$70.5	$65.7	$60.2	$65.5	$79.1
Total Inventory ($ Mil)	$118.5	$127.8	$131.0	$121.3	$123.5	$123.7	$126.5	$130.9
Inventory Turns (2)	2.3	2.6	2.4	2.8	2.3	2.6	2.6	2.9
Worldwide Headcount	1,235	1,242	1,219	1,238	1,296	1,318	1,346	1,396

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include non-cash stock-based compensation expense.

(2)	Infinera calculates non-GAAP inventory turns as annualized non-GAAP cost of revenue before adjustments for non-cash stock-based compensation expense divided by the average inventory for the quarter.